Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298
www.deloitte.com

September 28, 2015

Compass Bank
15 20th Street South
Birmingham, Alabama 35233

Independent Accountants’ Report
on Applying Agreed-Upon Procedures
Ladies and Gentlemen:
We have performed the procedures described below, which were agreed to by Compass Bank (the “Company”) and Credit Suisse Securities (USA) LLC (the “Underwriter”, and together with the Company, the “Specified Parties”) related to the Company’s and Underwriter’s evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of BBVA Compass Auto Receivables Trust 2015-A (the “Transaction”).
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures
On September, 15 2015, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing, as represented to us by the Company, data as of the close of business August 31, 2015, with respect to 147,261 automobile receivables (the “Statistical Loan File”).
On September 21, 2015, representatives of the Underwriter, on behalf of the Company, provided us with an automobile receivable listing with respect to 41,940 automobile receivables (the “Initial Automobile Receivable Listing”). At your instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Initial Automobile Receivable Listing.

At your instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.
Characteristics

1. Vehicle identification number ("VIN")	7. Model type (new/used)
2. Contract Date	8. Model year
3. Original amount financed	9. Model make
4. Original term to maturity	10. State (customer)
5. Annual percentage rate ("APR")	11. FICO score
6. Original monthly P&I payment	12. Custom score
We compared Characteristic 1. (as set forth on the Statistical Loan File) to (i) the Installment Sales Contract (the “Contract”), (ii) the Title Certificate or Application for Title (collectively, the “Title Certificate”) and (iii) a query provided to us by the Company on September 24, 2015, from the Company’s origination system (the “System Query”).
We compared Characteristics 2. through 9. (as set forth on the Statistical Loan File) to the corresponding information set forth on the Contract and to the System Query.
We compared Characteristic 10. (as set forth on the Statistical Loan File) to the corresponding information set forth on the Title Certificate and System Query.
We compared Characteristics 11. and 12. (as set forth on the Statistical Loan File) to the System Query.
For purposes of our procedures and at your instruction:

•
with respect to our comparison of Characteristic 4., for one Sample Receivable, we noted a difference with respect to the original term to maturity (as set forth on the Statistical Loan File) when compared to the original term to maturity (as set forth on the Contract). We were instructed by the Company to compare the original term to maturity (as set forth on the Statistical Loan File) to the sum of (i) the "number of months extended," as set forth on screen shots from the Company’s servicing system provided to us by the Company (the “Servicer System Screen Shots") and (ii) the original term to maturity (as set forth on the Contract). Such comparison was found to be “in agreement;”

•	with respect to our comparison of Characteristic 5., differences of 0.01% or less are noted to be “in agreement;” and

•
with respect to our comparison of Characteristic 10., for one Sample Receivable, we noted a difference with respect to the state (as set forth on the Statistical Loan File) when compared to the state (as set forth on the Title Certificate). We were instructed by the Company to compare the state (as set forth on the Statistical Loan File) to the state (as set forth on the Servicer System Screen Shots). Such comparison was found to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following (collectively, the “Additional Source Documents”):

•	a Title Certificate;

•	the security interest of the Company (or an originating affiliate) is annotated on the Title Certificate;

•	a Credit Application;

•	a Truth-in-Lending Disclosure Statement; and

•	an Agreement to Provide Insurance or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”).
The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.
******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.
It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Loan File, is the responsibility of the Company.
We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.
None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in contract date
2	One difference in model type.
3	One difference in annual percentage rate.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2015 (REDACTED)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract

1	[REDACTED]	Contract date	12/31/2015	12/30/2015
2	[REDACTED]	Model type	New	Used
3	[REDACTED]	Annual percentage rate	7.48%	4.99%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.